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[SUTHERLAND, ASBILL & BRENNAN, L.L.P.]

                                                                 EXHIBIT (10)(a)



                                 April 16, 1997



Board of Directors
Merrill Lynch Life Insurance Company
800 Scudders Mill Road
Plainsboro, New Jersey  08536

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Post-Effective Amendment No. 11 to Form N-4 (File No. 33-45379) for Merrill Lynch Life Variable Annuity Separate Account B of Merrill Lynch Life Insurance Company. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                        Very truly yours,

                                        SUTHERLAND, ASBILL & BRENNAN, L.L.P.


                                        By:  /s/ KIMBERLY J. SMITH
                                             -------------------------------
                                             Kimberly J. Smith